SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

June 15, 2014

(Date of Report)

TELCO CUBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20533 Biscayne Blvd, Aventura, FL 33180

(Address of principal executive offices)

Registrant's telephone number, including area code: (305)747-7647

3440 NE 192nd Street, Suite 5F, Aventura, Florida, 33180

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2015, the Company filed an Amendment to the Articles of Incorporation with the Nevada Secretary of State in which the name of the company was changed from CaerVison Global, Inc. to Telco Cuba, Inc.  The amendment had been recommended by the Board of Directors and approved by a majority vote of the shareholders of the company.

Exhibit Number	Description

5.03	Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2015

TELCO CUBA, INC. By: /s/ William Sanchez William Sanchez Chief Executive Officer